Exhibit 99.1 Clinical Data Update & Near-term Phase 2 Plans 13 July 2020 1Exhibit 99.1 Clinical Data Update & Near-term Phase 2 Plans 13 July 2020 1

Safe Harbor and Forward-Looking Statements This presentation contains forward-looking statements including, but not limited to, statements related to our preclinical and clinical product candidates, GRANITE, SLATE, and our bispecific antibody program. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of immunogenicity and clinical data for GRANITE and SLATE, identification of development candidate for our bispecific antibody program, our future results of operations and financial position, business strategy, prospective products, availability of funding, clinical trial results, product approvals and regulatory pathways, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products, and our ability to create value are forward-looking statements. Because forward-looking statements are inherently subject to risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see Gritstone’s periodic filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Report filed on May 7, 2020 and any current and periodic reports filed thereafter. 2 2Safe Harbor and Forward-Looking Statements This presentation contains forward-looking statements including, but not limited to, statements related to our preclinical and clinical product candidates, GRANITE, SLATE, and our bispecific antibody program. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of immunogenicity and clinical data for GRANITE and SLATE, identification of development candidate for our bispecific antibody program, our future results of operations and financial position, business strategy, prospective products, availability of funding, clinical trial results, product approvals and regulatory pathways, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products, and our ability to create value are forward-looking statements. Because forward-looking statements are inherently subject to risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see Gritstone’s periodic filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Report filed on May 7, 2020 and any current and periodic reports filed thereafter. 2 2

• Gritstone’s GRANITE and SLATE product candidates - Dr Andrew Allen • Phase 1 Clinical Trial Data - Dr Daniel Catenacci • Phase 2 Studies in Advanced Disease - Dr Andrew Allen - GRANITE – advanced CRC & gastric cancer - SLATE - post-CPI advanced NSCLC • Company Milestones - Dr Andrew Allen • Q&A - Drs Catenacci & Allen, joined by Gritstone Executive Leadership: Dr Rousseau (CMO), Dr Jooss (CSO), Dr Yelensky (CTO) and Mr Bellemin (CFO) 3 Agenda• Gritstone’s GRANITE and SLATE product candidates - Dr Andrew Allen • Phase 1 Clinical Trial Data - Dr Daniel Catenacci • Phase 2 Studies in Advanced Disease - Dr Andrew Allen - GRANITE – advanced CRC & gastric cancer - SLATE - post-CPI advanced NSCLC • Company Milestones - Dr Andrew Allen • Q&A - Drs Catenacci & Allen, joined by Gritstone Executive Leadership: Dr Rousseau (CMO), Dr Jooss (CSO), Dr Yelensky (CTO) and Mr Bellemin (CFO) 3 Agenda

Gritstone Is Steadily Delivering Data to Validate the Platform



Nat Biotech 2018
SITC 2019
NEOANTIGEN PREDICTION:
Does EDGE accurately identify human tumor neoantigens?
ESMO-IO
DEC 2019
IMMUNOGENICITY:
Does platform prime neoantigen-specific CD8+ T cells consistently in humans?
MID-2020
EARLY EFFICACY:
• Strong signals (MSS colorectal cancer)
• Signals (Gastric cancer, NSCLC, Urothelial cancer)
2021
2022
EFFICACY:
• Large single-arm cohorts
• Randomized trial data
Time

4

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Gritstone’s Approach: Next Generation Cancer Immunotherapy Demands Excellence in Two Key Dimensions Target Product Profile T Cells Neoantigen Identification 5 5 Potent Platform for T Cell GenerationGritstone’s Approach: Next Generation Cancer Immunotherapy Demands Excellence in Two Key Dimensions Target Product Profile T Cells Neoantigen Identification 5 5 Potent Platform for T Cell Generation

TM Gritstone’s EDGE Leads The Field in Neoantigen Identification Bulik-Sullivan, et. al. December 2018 EDGE is a neural network model of HLA peptide presentation 6 6TM Gritstone’s EDGE Leads The Field in Neoantigen Identification Bulik-Sullivan, et. al. December 2018 EDGE is a neural network model of HLA peptide presentation 6 6

Gritstone Has Developed a Unique, Potent Platform for Delivering Antigens to the Immune System to Drive a Strong T Cell Response Non-Human Primate Experiment: 6 SIV antigens Heterologous Prime/Boost ChAdV + SAM + anti-CTLA-4 Boost Memory Cells Prime Up to 8% of peripheral CD8+ T cells are antigen- specific Chimpanzee Self-amplifying Weeks post ChAdV prime Adenovirus mRNA (SAM) (ChAdV) Delivery of SAM boost + anti-CTLA-4 PBMC: peripheral blood mononuclear cell 7 7 CD8+ specific T cell responses (overnight stimulation with short peptides of 8-12 amino acids) 6 IFN-g+ T Cells/10 PBMCsGritstone Has Developed a Unique, Potent Platform for Delivering Antigens to the Immune System to Drive a Strong T Cell Response Non-Human Primate Experiment: 6 SIV antigens Heterologous Prime/Boost ChAdV + SAM + anti-CTLA-4 Boost Memory Cells Prime Up to 8% of peripheral CD8+ T cells are antigen- specific Chimpanzee Self-amplifying Weeks post ChAdV prime Adenovirus mRNA (SAM) (ChAdV) Delivery of SAM boost + anti-CTLA-4 PBMC: peripheral blood mononuclear cell 7 7 CD8+ specific T cell responses (overnight stimulation with short peptides of 8-12 amino acids) 6 IFN-g+ T Cells/10 PBMCs

Many Solid Tumor Patients Will Have Their Own Unique Neoantigens Enabling Personalized Immunotherapy - GRANITE

Personalized GRANITE

1. Routine Biopsy



Routine clinical biopsy as input material

2. Sequencing



Tumor DNA
Tumor RNA
Normal DNA

3. Neoantigen Prediction



Gritstone EDGE™ AI model for tumor antigen prediction trained on human tumor data

4. Personalized Immunotherapy


RNA
LNP

20 Patient-specific predicted neoantigens inserted into viral and RNA vectors

5. Simple Injection



Immunotherapy administered in conjunction with checkpoint inhibitors

Oncologist	Gritstone	Oncologist

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SLATE Delivers Shared Neoantigens To Selected Patients Using Gritstone's Prime/Boost Platform – Off-the-Shelf Therapy


Prime
Boost
ChAdV Vector
RNA
LNP
SAM Vector



SLATE Shared Neoantigen Cassette

- "Off-the-shelf" Neoantigen Immunotherapy
- 20 cancer driver mutations
- Efficient patient selection via gene panels

G12V – G12D – G12C – x 20 total – mutations

KRAS, TP53 & other mutations delivered as 25 aa sequences

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Efficacy of Neoantigen Immunotherapy: How Will it Manifest?

Form of response to neoantigen immunotherapy likely different vs CPI alone where intra-tumoral T cells already present

GRITSTONE NEOANTIGEN IMMUNOTHERAPY


4
Trafficking of T cells to tumors (CTLs)
3
Priming and activation (APCs & T cells)
Blood Vessel
5
Infiltration of T cells into tumors (CTLs, endothelial cells)
Lymph Node
2
Cancer antigen presentation (dendritic cells/APCs)
6
Recognition of cancer cells by T cells (CTLs, cancer cells
Tumor
1
Release of cancer cell antigens (cancer cell death)
7
Killing of cancer cells (immune and cancer cells)

CHECKPOINT INHIBITOR THERAPY

10

Chen & Mellman Immunity (2013)

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PHASE ONE CLINICAL TRIAL DATA Dr Dan Catenacci Director GI Oncology Program Assistant Director of Translational Research Comprehensive Cancer Center University of Chicago 11PHASE ONE CLINICAL TRIAL DATA Dr Dan Catenacci Director GI Oncology Program Assistant Director of Translational Research Comprehensive Cancer Center University of Chicago 11

GRANITE and SLATE Phase One Studies Are Very Similar

GRANITE
personalized



Lung

Gastric

Colorectal (MSS)

Bladder

SLATE
off-the-shelf



High Frequency KRAS Mutation

Lung

Pancreatic

Colorectal (MSS)

Mutation Positive Tumors

PHASE 1

Objectives:
- **Safety and RP2D**
- **Immunogenicity**

Dose Level 4

Dose Level 3

Dose Level 2

Dose Level 1

Dose Levels 2–4:
ChAdV $1x10^{12}$ vp
Increasing doses of SAM
Nivolumab 480 mg IV
with 30 mg SC ipilimumab

Dose Level 1:
ChAdV $1x10^{12}$ vp
SAM 30 ug
Nivolumab 480 mg IV

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GRANITE and SLATE: Treatment of Previously Treated Metastatic Patients GRANITE SLATE (n=10) (n=19) Age (mean, range) 59 (38-76) 58 (33-83) Gender (Female/Male) 4/6 12/7 # of doses ChAdV 11 19 SAM 44 39 Nivolumab (IV) 61 58 Ipilimumab (SC) 14 47 Tumor Types NSCLC 1 6 Microsatellite stable (MSS)-CRC 5 6 Gastroesophageal adenocarcinoma (GEA) 4 0 Pancreatic Ductal Adenocarcinoma N/A 5 Ovarian adenocarcinoma N/A 1 Ampullary adenocarcinoma N/A 1 Prior anti-PD(L)1 therapy 1 6 13 13 Data cut-off 6/30/2020GRANITE and SLATE: Treatment of Previously Treated Metastatic Patients GRANITE SLATE (n=10) (n=19) Age (mean, range) 59 (38-76) 58 (33-83) Gender (Female/Male) 4/6 12/7 # of doses ChAdV 11 19 SAM 44 39 Nivolumab (IV) 61 58 Ipilimumab (SC) 14 47 Tumor Types NSCLC 1 6 Microsatellite stable (MSS)-CRC 5 6 Gastroesophageal adenocarcinoma (GEA) 4 0 Pancreatic Ductal Adenocarcinoma N/A 5 Ovarian adenocarcinoma N/A 1 Ampullary adenocarcinoma N/A 1 Prior anti-PD(L)1 therapy 1 6 13 13 Data cut-off 6/30/2020

GRANITE Therapy is Well Tolerated with TRAEs Indicative of an Immune Response to the Vaccine

No DLTs; TRAEs all Grade 1/2 with exception of Grade 3 Hyperthyroidism in 1 patient and self-limiting, asymptomatic Grade 3 CK elevation in 1 patient

Treatment-related adverse events (TRAEs) after ChAdV or SAM

Safety	n = 10 (all patients treated with concurrent nivolumab)					
	ChAdV (1x10[12] vp)		SAM			
	No SC IPI (n=5)	With SC IPI (n=5)	30 ug (n=3)	100 ug[a] (n=2)	100 ug + SC IPI (n=2)	300 ug + SC IPI (n=2)
Treatment-related adverse events						
Fever	4	3	1	-	1	-
Injection-site reactions	1	4	1	1	-	-
Fatigue	1	1	1	-	1	-
Skin rash	1	-	1	-	1	-
Anorexia	-	1	-	-	1	-
Chills	-	-	-	-	1	-
CK Elevation	-	-	1	-	-	-
Congestion	-	1	-	-	-	-
Diarrhea	-	-	1	-	1	-
Hot flashes	-	1	-	-	-	-
Hyperthyroidism	-	-	-	-	1	-
Hypotension	-	-	1	-	-	-
Infusion-related reaction	-	-	-	1	-	-
Myalgia	-	1	-	1	-	-
Pruritus	-	-	1	-	-	-
Vomiting	-	-	-	-	1	-

[a] One patient did not receive SAM boosts

Data cut-off 6/30/2020

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Fever is the Only SAE Associated with GRANITE Neoantigen Vaccination

All serious adverse events (SAEs) after ChAdV or SAM

Safety	n = 10 (all patients treated with concurrent nivolumab)						
	ChAdV ($1x10^{12}$ vp)			SAM			
	No SC IPI (n=5)	With SC IPI (n=5)		30 ug (n=3)	100 ug[a] (n=2)	100 ug + SC IPI (n=2)	300 ug + SC IPI (n=2)
SAEs							
Abdominal pain	1[e]	-		-	-	-	-
Fever	1[b]	-		1[b]	-	-	-
Bradycardia	-	-		1[c,e]	-	-	-
Heart Failure	-	-		1[c,e]	-	-	-
Hyperthyroidism	-	-		-	-	1[d]	-
Respiratory Failure	-	-		-	-	1[d,e]	-

Grade 5 respiratory failure resulted from patient's altered mental status (checkpoint inhibitor-induced acute thyrotoxicosis), with associated aspiration pneumonia, respiratory failure leading to patient death and is not related to vaccine treatment

[a] One patient did not receive SAM boosts
[b] Occurring in the same patient
[c] Occurring in the same patient
[d] Occurring in the same patient
[e] Not treatment-related

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Data cut-off 6/30/2020

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SLATE Therapy is Well Tolerated with TRAEs Indicative of an Immune Response to the Vaccine

Treatment-related adverse events (TRAEs) after ChAdV or SAM

Safety	n = 19 (all patients treated with concurrent nivolumab)					
	ChAdV (1x10[12] vp)		SAM			
	No SC IPI (n=2)	With SC IPI (n=17)	30 ug (n=2)	30 ug + SC IPI (n=4)	100 ug + SC IPI (n=6)	300 ug + SC IPI (n=6[a])
Treatment-related adverse events						
Fever	-	7	-	1	2	5
Fatigue	-	6	-	-	1	2
Diarrhea	-	2	-	-	1	1
Nausea	-	2	-	-	1	1
Pruritus	1	1	-	1	1	-
Chills	-	2	-	-	-	1
Vomiting	-	2	-	-	-	1
ALT increased	-	1	-	-	-	1
AST increased	-	1	-	-	-	1
Myalgia	-	2	-	-	-	-
Neutropenia	-	1	-	-	-	1
Rash	-	-	1	-	1	-
Anorexia	-	-	-	1	-	-
Arthralgia	-	1	-	-	-	-
Dizziness	-	-	1	-	-	-
Dry skin	-	-	1	-	-	-
Gait disturbance	-	-	1	-	-	-
Generalized weakness	-	-	1	-	-	-
Headache	-	1	-	-	-	-
Injection site reaction	-	1	-	-	-	-
Insomnia	-	1	-	-	-	-
Myositis	-	1	-	-	-	-
Night Sweats	-	1	-	-	-	-
Rhabdomyolysis	-	1	-	-	-	-
Thrombocytopenia	-	-	-	-	-	1

- All grade 1/2 with exception of:
  - one patient with grade 3 fever after 300 µg SAM + SC IPI; resolved with acetaminophen
  - one patient with reversible grade 3 ALT and grade 4 AST elevation attributed to nivolumab (DLT
  - one patient with grade 3 neutropenia and thrombocytopenia
  - one patient with grade 3 rhabdomyolysis
- Two DLTs after ChAdV in combination with nivolumab and ipilimumab (1 each of CPI-induced autoimmune hepatitis and myositis)

[a] 1 patient discontinued after ChAdV due to autoimmune myositis

Data cut-off 6/30/2020

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SLATE SAEs: Mostly attributable to CPI, no other clear pattern

All serious adverse events (SAEs) after ChAdV or SAM

Safety	n = 19 (all patients treated with concurrent nivolumab)					
	ChAdV ($1x10^{12}$ vp)		SAM			
	No SC ipi (n=2)	With SC ipi (n=17)	30 ug (n=2)	30 ug + SC IPI (n=4)	100 ug + SC IPI (n=6)	300 ug + SC IPI (n=6[f])
SAEs						
Abdominal pain	-	-	-	-	-	1[a]
Acute kidney failure	-	1[a,b]	-	-	-	-
Anemia	-	-	-	1[a, f]	-	-
ALT elevation	-	1[c]	-	-	-	-
AST elevation	-	1[c]	-	-	-	-
Cervical fracture	-	-	1[a]	-	-	-
Fever	-	1[c]	-	-	-	1[c, g]
Hypotension	-	-	-	1[a, f]	-	-
Myositis	-	1[e]	-	-	-	-
Nausea	-	-	-	1[a,b]	1[a,d]	-
Neutropenia	-	-	-	-	-	1[c, g]
Right Frontal Brain Metastasis	-	1[a]	-	-	-	-
Rhabdomyolysis	-	1[e]	-	-	-	-
Small bowel obstruction	-	-	-	1[a,b]	-	-
Vomiting	-	-	-	-	1[a,d]	-

[a] Not treatment-related
[b] Occurring in the same patient
[c] Occurring in the same patient
[d] Occurring in the same patient
[e] Occurring in the same patient
[f] Occurring in the same patient
[g] One patient not treated with nivolumab or ipilimumab in combination with SAM

Data cut-off 6/30/2020

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GRANITE 18GRANITE 18

Strong Neoantigen-specific CD8+ T Cell Responses Consistently Induced Across All Patients (Ex Vivo ELISpot Assay with Short Peptides) G1 G2 G3 G4 G6 G7 G8 * * Poor cellular recovery 19 19 G5: Data not available due to lack of samples LOD = limit of detectionStrong Neoantigen-specific CD8+ T Cell Responses Consistently Induced Across All Patients (Ex Vivo ELISpot Assay with Short Peptides) G1 G2 G3 G4 G6 G7 G8 * * Poor cellular recovery 19 19 G5: Data not available due to lack of samples LOD = limit of detection

Each Patient Has CD8+ T Cell Responses To Multiple Neoantigens Mini-pools of multiple short neoantigenic peptides (a mini-pool Patient G2 (leukapheresis): 12 of 20 + is a subset of the 20 in the vaccine) studied in each patient with neoantigens elicit CD8 T-cell responses sufficient PBMCs 20 20 G6: Data not available due to lack of sampleEach Patient Has CD8+ T Cell Responses To Multiple Neoantigens Mini-pools of multiple short neoantigenic peptides (a mini-pool Patient G2 (leukapheresis): 12 of 20 + is a subset of the 20 in the vaccine) studied in each patient with neoantigens elicit CD8 T-cell responses sufficient PBMCs 20 20 G6: Data not available due to lack of sample

Do Therapy-Induced Neoantigen-Specific T Cells Traffic to the Tumor? T Cell Receptor (TCR) Sequence Analysis Can Address This RNA sequencing of TCRβ of Neoantigen-reactive CD8+ T cells Screen Week 12 T cells expanding in blood Blood 10x Genomics Week 1 4 8 12 16 Can neoantigen reactive T cells expanded by vaccine in blood traffic to tumor? T cells expanding in tumor Tumor Adaptive Biotechnologies Baseline Biopsy On-Treatment Biopsy DNA sequencing of TCRβ of Tumor-Infiltrating T Cells 21 21Do Therapy-Induced Neoantigen-Specific T Cells Traffic to the Tumor? T Cell Receptor (TCR) Sequence Analysis Can Address This RNA sequencing of TCRβ of Neoantigen-reactive CD8+ T cells Screen Week 12 T cells expanding in blood Blood 10x Genomics Week 1 4 8 12 16 Can neoantigen reactive T cells expanded by vaccine in blood traffic to tumor? T cells expanding in tumor Tumor Adaptive Biotechnologies Baseline Biopsy On-Treatment Biopsy DNA sequencing of TCRβ of Tumor-Infiltrating T Cells 21 21

G3: Joint Expansion of Neoantigen Reactive CD8 T cells in the Blood and Tumor On Treatment Indicates Vaccine Driven Tumor T cell Infiltration 27 TCR���� s were expanded on-treatment in neoantigen-peptide- 40 TCR���� s significantly expanded in the on-treatment stimulated PBMCs, 5 of which infiltrated the tumor tumor biopsy, 5 of which also expanded in PBMCs Expanded TCR���� in IVS 1 Expanded in Tumor and IVS 5 -1 10 n=27 1 Expanded in Tumor 35 30% 1 Phenotype Contracted in Tumor 11 No significant change 243 CD8 25% CD4 -2 10 Undetermined 20% Also Expanded in Tumor ���� 15% 10% -3 10 5% 0% -4 10 Baseline On-Treatment -4 -3 -2 -1 10 10 10 10 Baseline biopsy TCR���� Frequency (%) 22 22 Proportion of productive T cells (%) On-treatment biopsy TCR Frequency (%)G3: Joint Expansion of Neoantigen Reactive CD8 T cells in the Blood and Tumor On Treatment Indicates Vaccine Driven Tumor T cell Infiltration 27 TCR���� s were expanded on-treatment in neoantigen-peptide- 40 TCR���� s significantly expanded in the on-treatment stimulated PBMCs, 5 of which infiltrated the tumor tumor biopsy, 5 of which also expanded in PBMCs Expanded TCR���� in IVS 1 Expanded in Tumor and IVS 5 -1 10 n=27 1 Expanded in Tumor 35 30% 1 Phenotype Contracted in Tumor 11 No significant change 243 CD8 25% CD4 -2 10 Undetermined 20% Also Expanded in Tumor ���� 15% 10% -3 10 5% 0% -4 10 Baseline On-Treatment -4 -3 -2 -1 10 10 10 10 Baseline biopsy TCR���� Frequency (%) 22 22 Proportion of productive T cells (%) On-treatment biopsy TCR Frequency (%)

GRANITE: No DLTs and frequent treatment beyond apparent radiologic progression GRANITE chemotherapy G1 6 RPD 15 GEA chemotherapy + Dose Level 1 anti-PD-(L)1 G2 3 5 (NED) 12 ChAdV GEA surgery +SAM: 30 µg G3 RPD 6 5 9 + nivolumab NSCLC radiation G4 15 2 ChAdV/SAM/nivolumab Dose Level 2 MSS-CRC G5 ChAdV 7 1 3 duration in months GEA + SAM: 100 µg + nivolumab G6 RPD RECIST1.1 PD 15 6 RPD MSS-CRC No evidence of disease NED Dose Level 3 G7 3 4 4 GEA ChAdV + SAM: 100 µg G8 6 4 + nivolumab MSS-CRC + ipilimumab Dose Level 4 G9 3 2 MSS-CRC ChAdV + SAM: 300 µg G10 6 1 + nivolumab MSS-CRC + ipilimumab 23 23GRANITE: No DLTs and frequent treatment beyond apparent radiologic progression GRANITE chemotherapy G1 6 RPD 15 GEA chemotherapy + Dose Level 1 anti-PD-(L)1 G2 3 5 (NED) 12 ChAdV GEA surgery +SAM: 30 µg G3 RPD 6 5 9 + nivolumab NSCLC radiation G4 15 2 ChAdV/SAM/nivolumab Dose Level 2 MSS-CRC G5 ChAdV 7 1 3 duration in months GEA + SAM: 100 µg + nivolumab G6 RPD RECIST1.1 PD 15 6 RPD MSS-CRC No evidence of disease NED Dose Level 3 G7 3 4 4 GEA ChAdV + SAM: 100 µg G8 6 4 + nivolumab MSS-CRC + ipilimumab Dose Level 4 G9 3 2 MSS-CRC ChAdV + SAM: 300 µg G10 6 1 + nivolumab MSS-CRC + ipilimumab 23 23

G2 G2 (DL1): Prolonged disease-free period on therapy after surgery Study Treatment Every 4 weeks over first 6 months, then every 3 months x 2 Prior Therapy Weeks 0 4 36 52 8 20 12 16 24 FOLFOXIRI FOLFOXIRI Nivolumab Surgery (2 months) (2 months) 59-year old male with metastatic gastric cancer Ex vivo ELISpot 0 Clinical status • 365+ days on study, back to work, discontinued study treatment per patient request, continuing to monitor Tumor response • no evidence of disease at any timepoint on study (post-surgery) T-cell response • CD8 T-cell expansion with 12 neoantigen-specific CD8 T-cell clones ctDNA kinetics • No mutations detected above the lowest call threshold for the patient’s mutations No ctDNA detected at any point from week 0-52 24 24G2 G2 (DL1): Prolonged disease-free period on therapy after surgery Study Treatment Every 4 weeks over first 6 months, then every 3 months x 2 Prior Therapy Weeks 0 4 36 52 8 20 12 16 24 FOLFOXIRI FOLFOXIRI Nivolumab Surgery (2 months) (2 months) 59-year old male with metastatic gastric cancer Ex vivo ELISpot 0 Clinical status • 365+ days on study, back to work, discontinued study treatment per patient request, continuing to monitor Tumor response • no evidence of disease at any timepoint on study (post-surgery) T-cell response • CD8 T-cell expansion with 12 neoantigen-specific CD8 T-cell clones ctDNA kinetics • No mutations detected above the lowest call threshold for the patient’s mutations No ctDNA detected at any point from week 0-52 24 24

G3 G3 (DL1): NSCLC Patient with Progression on Prior CPI – Evidence of Tumor Control (Clinical Benefit, ctDNA Control) Until T Cell Decline Study Treatment Prior Therapy Every 4 weeks over first 6 months, then 3-month interval carboplatin chemoradiation PD SD 4 0 Weeks 36 + gemcitabine + durvalumab 72-year old female with Nivolumab (~4 months) (9 months) squamous NSCLC Ex vivo ELISpot Clinical status • 180+ days on study, symptomatically improving since study entry without any complaint compared to prior lines of treatment, treated beyond radiologic progression Tumor response • Best overall response: PD at week 8 (+ 34% from baseline), at week 16 (+3% relative to week 8) and confirmed at week 24 (+16% relative to week 16), with apparent lesion cavitation T cell response Neoantigen ctDNA • CD8 T cell expansion following ChAdV prime, expansion of pre-existing responses ctDNA kinetics • Trending down following an initial increase at week 4 (20 of 20 variants detected) Max reduction Avg VAF Avg VAF 0.69% 0.12% 6x Week 4 Week 20 25 25G3 G3 (DL1): NSCLC Patient with Progression on Prior CPI – Evidence of Tumor Control (Clinical Benefit, ctDNA Control) Until T Cell Decline Study Treatment Prior Therapy Every 4 weeks over first 6 months, then 3-month interval carboplatin chemoradiation PD SD 4 0 Weeks 36 + gemcitabine + durvalumab 72-year old female with Nivolumab (~4 months) (9 months) squamous NSCLC Ex vivo ELISpot Clinical status • 180+ days on study, symptomatically improving since study entry without any complaint compared to prior lines of treatment, treated beyond radiologic progression Tumor response • Best overall response: PD at week 8 (+ 34% from baseline), at week 16 (+3% relative to week 8) and confirmed at week 24 (+16% relative to week 16), with apparent lesion cavitation T cell response Neoantigen ctDNA • CD8 T cell expansion following ChAdV prime, expansion of pre-existing responses ctDNA kinetics • Trending down following an initial increase at week 4 (20 of 20 variants detected) Max reduction Avg VAF Avg VAF 0.69% 0.12% 6x Week 4 Week 20 25 25

G3 G3 (DL1): Slow Expansion of Lung Nodules on CT Imaging with Cavitation and No New Lesions Week 24 Week 8 Week 16 (+53% relative (+34% relative (+37% relative Baseline to baseline) to baseline) to baseline) 26 26G3 G3 (DL1): Slow Expansion of Lung Nodules on CT Imaging with Cavitation and No New Lesions Week 24 Week 8 Week 16 (+53% relative (+34% relative (+37% relative Baseline to baseline) to baseline) to baseline) 26 26

ctDNA May Help Understand Tumor Biology when CT Scans Uninformative Advanced melanoma patients treated with CPI can show pseudoprogression – ctDNA changes may identify these patients 1 1 29 Patients with metastatic melanoma treated with anti-PD1 who progressed on first scan 18 11 In patients with progression on first scan, a favorable ctDNA profile identified 100% of pseudoprogression events 2 9 of 29 (31%) has pseudo progression on subsequent scan 3 All 9 had a favorable ctDNA profile, defined as: • ctDNA undectable at baseline or on therapy • ctDNA with >10x reduction over time 27 27 Lee et al JAMA Oncology (2018)ctDNA May Help Understand Tumor Biology when CT Scans Uninformative Advanced melanoma patients treated with CPI can show pseudoprogression – ctDNA changes may identify these patients 1 1 29 Patients with metastatic melanoma treated with anti-PD1 who progressed on first scan 18 11 In patients with progression on first scan, a favorable ctDNA profile identified 100% of pseudoprogression events 2 9 of 29 (31%) has pseudo progression on subsequent scan 3 All 9 had a favorable ctDNA profile, defined as: • ctDNA undectable at baseline or on therapy • ctDNA with >10x reduction over time 27 27 Lee et al JAMA Oncology (2018)

G8 G8 (DL3): Clear Evidence of Clinical Benefit in MSS-CRC Patient Study Treatment Prior Therapy Every 4 weeks over first 6 months FOLFOX/bev FOLFIRI/bev PD 0 20 Weeks 4 50-year old female with (15 months) (6 months) Nivo MSS-CRC Ipi 5-FU/bev Clinical status • 112+ days on study, clinically feeling well Ex vivo ELISpot Tumor response • Best overall response: SD at week 16 (one liver lesion stable, all other lesions shrinking) • TMB = 7 mutations/MB T-cell response • T cells induced with prime and further increased with boost ctDNA kinetics Neoantigen ctDNA • Increase in ctDNA levels at 1 month correlating with CEA spike followed by decrease with loss of some variants (16 of 20 total variants detected) 160 140 120 100 CEA (ng/mL) 80 ALT (U/L) 60 AST (U/L) 40 20 0 0 4 8 12 16 28 28 Weeks post prime Laboratory ValueG8 G8 (DL3): Clear Evidence of Clinical Benefit in MSS-CRC Patient Study Treatment Prior Therapy Every 4 weeks over first 6 months FOLFOX/bev FOLFIRI/bev PD 0 20 Weeks 4 50-year old female with (15 months) (6 months) Nivo MSS-CRC Ipi 5-FU/bev Clinical status • 112+ days on study, clinically feeling well Ex vivo ELISpot Tumor response • Best overall response: SD at week 16 (one liver lesion stable, all other lesions shrinking) • TMB = 7 mutations/MB T-cell response • T cells induced with prime and further increased with boost ctDNA kinetics Neoantigen ctDNA • Increase in ctDNA levels at 1 month correlating with CEA spike followed by decrease with loss of some variants (16 of 20 total variants detected) 160 140 120 100 CEA (ng/mL) 80 ALT (U/L) 60 AST (U/L) 40 20 0 0 4 8 12 16 28 28 Weeks post prime Laboratory Value

G8 G8 (DL3): Lung CT Shows Transient Lesion Expansion at Week 8 (T Cell Infiltration?) then Contraction (Slide 1 of 2) Baseline Week 8 Week 16 Multiple lung lesions increasing in size at 8 weeks and shrinking at 16 weeks below baseline 29 29G8 G8 (DL3): Lung CT Shows Transient Lesion Expansion at Week 8 (T Cell Infiltration?) then Contraction (Slide 1 of 2) Baseline Week 8 Week 16 Multiple lung lesions increasing in size at 8 weeks and shrinking at 16 weeks below baseline 29 29

G8 G8 (DL3): Lung CT Shows Transient Lesion Expansion at Week 8 (T Cell Infiltration?) then Contraction (Slide 2 of 2) Baseline Week 8 Week 16 Multiple lung lesions increasing in size at 8 weeks and shrinking at 16 weeks below baseline 30 30G8 G8 (DL3): Lung CT Shows Transient Lesion Expansion at Week 8 (T Cell Infiltration?) then Contraction (Slide 2 of 2) Baseline Week 8 Week 16 Multiple lung lesions increasing in size at 8 weeks and shrinking at 16 weeks below baseline 30 30

G8 G8 (DL3): Large Liver Lesion Unchanged in Size (but LFTs Normalized) Baseline Week 8 Week 16 Mixed response of two target liver lesions with one stable and one decreasing in size 31 31G8 G8 (DL3): Large Liver Lesion Unchanged in Size (but LFTs Normalized) Baseline Week 8 Week 16 Mixed response of two target liver lesions with one stable and one decreasing in size 31 31

GRANITE Conclusions to Date • Data to dose level 3 show good tolerability - Vaccine elicits transient fever and injection site reaction as expected - Customary CPI-induced immune-related adverse events • Strong, consistent induction of killer CD8+ T cells, specific to multiple neoantigens, which have now been shown to accumulate in tumor (in 2/2 patients studied to date) • Dose/intensity level 1 efficacy data suggest induction of disease control, perhaps more durable in the adjuvant-like context - Early tumor lesion expansion observed –consistent with T cell infiltration and proliferation in tumor • Dose/intensity level 2 data suggest that since development of T cell response (and thus, presumably, any consequent benefit) takes multiple weeks, patients about to progress and die within a few weeks are unlikely to benefit from this form of immunotherapy • Dose/intensity level 3 data very encouraging – no disease progression observed – clear clinical benefit ongoing in metastatic colorectal cancer patient (MSS genotype) • More MSS-CRC patients under study at dose/intensity level 4 32 32GRANITE Conclusions to Date • Data to dose level 3 show good tolerability - Vaccine elicits transient fever and injection site reaction as expected - Customary CPI-induced immune-related adverse events • Strong, consistent induction of killer CD8+ T cells, specific to multiple neoantigens, which have now been shown to accumulate in tumor (in 2/2 patients studied to date) • Dose/intensity level 1 efficacy data suggest induction of disease control, perhaps more durable in the adjuvant-like context - Early tumor lesion expansion observed –consistent with T cell infiltration and proliferation in tumor • Dose/intensity level 2 data suggest that since development of T cell response (and thus, presumably, any consequent benefit) takes multiple weeks, patients about to progress and die within a few weeks are unlikely to benefit from this form of immunotherapy • Dose/intensity level 3 data very encouraging – no disease progression observed – clear clinical benefit ongoing in metastatic colorectal cancer patient (MSS genotype) • More MSS-CRC patients under study at dose/intensity level 4 32 32

SLATE 33SLATE 33

SLATE: CD8+ T Cells Consistently Induced Against Multiple KRAS Driver Mutations but ex vivo ELISpot Positive in Subset of Patients Only SLATE drives detectable CD8+ T cell responses against single neoantigens S2 KRAS G12C Ex vivo ELISpot CD8+ T cell responses against single neoantigens from multiple KRAS driver mutations detectable in post IVS ELISpot S4 KRAS Q61H Ex vivo ELISpot 34 34SLATE: CD8+ T Cells Consistently Induced Against Multiple KRAS Driver Mutations but ex vivo ELISpot Positive in Subset of Patients Only SLATE drives detectable CD8+ T cell responses against single neoantigens S2 KRAS G12C Ex vivo ELISpot CD8+ T cell responses against single neoantigens from multiple KRAS driver mutations detectable in post IVS ELISpot S4 KRAS Q61H Ex vivo ELISpot 34 34 mut SLATE: TP53 Neoantigens Seem Immunodominant – Although Rarer mut than KRAS Neoantigens, they Drive Strong CD8+ T Cell Responses Responses to 3/3 TP53 mutations tested to date; mutations presented by 3 different Class I HLA alleles Ex vivo ELISpot Ex vivo ELISpot Ex vivo ELISpot S2 S3 S9 Ex vivo ELISpot Ex vivo ELISpot S11 S13 35 35mut SLATE: TP53 Neoantigens Seem Immunodominant – Although Rarer mut than KRAS Neoantigens, they Drive Strong CD8+ T Cell Responses Responses to 3/3 TP53 mutations tested to date; mutations presented by 3 different Class I HLA alleles Ex vivo ELISpot Ex vivo ELISpot Ex vivo ELISpot S2 S3 S9 Ex vivo ELISpot Ex vivo ELISpot S11 S13 35 35

SLATE: Patients with NSCLC (All of Whom Progressed on Prior IO) Have Largest Degree of Clinical Benefit S1 S2 S3 NSCLC S6 S10 S14 S4 S7 S12 MSS-CRC S13 S17 S18 S5 S9 PDA S11 S16 S19 S8 Ovarian S15 Ampullary adeno 0 5 10 15 20 25 30 35 Weeks after Prime Patient remaining on study treatment Dose Level 1 Dose Level 2 Dose Level 3 Dose Level 4 Recommended Phase 2 dose 36 36 Data cut-off 06/30/20SLATE: Patients with NSCLC (All of Whom Progressed on Prior IO) Have Largest Degree of Clinical Benefit S1 S2 S3 NSCLC S6 S10 S14 S4 S7 S12 MSS-CRC S13 S17 S18 S5 S9 PDA S11 S16 S19 S8 Ovarian S15 Ampullary adeno 0 5 10 15 20 25 30 35 Weeks after Prime Patient remaining on study treatment Dose Level 1 Dose Level 2 Dose Level 3 Dose Level 4 Recommended Phase 2 dose 36 36 Data cut-off 06/30/20

S2 S2 (DL1): Good Clinical Response to Therapy with ctDNA Reduction and Minor Tumor Shrinkage on CT Scan Every 4 weeks over first 6 months Prior Therapy Weeks 0 4 24 Carboplatin/pemetrexed/ Pembrolizumab Anti-TIGIT 84-year old female PD Nivolumab (4 months, SBRT (2 months) (10 months, with NSCLC; BOR = PD) BOR = SD) KRAS G12C Ex vivo ELISpot Clinical status • 168 days on study, then declined further treatment due to fatigue Tumor response • Best overall response: stable disease with a 20% reduction from baseline T-cell response • Expansion of pre-existing CD8 T-cell against KRAS G12C KRAS G12C in ctDNA ctDNA kinetics • Drop in ctDNA correlates with 20% tumor reduction at week 8 by CT scan 37 37S2 S2 (DL1): Good Clinical Response to Therapy with ctDNA Reduction and Minor Tumor Shrinkage on CT Scan Every 4 weeks over first 6 months Prior Therapy Weeks 0 4 24 Carboplatin/pemetrexed/ Pembrolizumab Anti-TIGIT 84-year old female PD Nivolumab (4 months, SBRT (2 months) (10 months, with NSCLC; BOR = PD) BOR = SD) KRAS G12C Ex vivo ELISpot Clinical status • 168 days on study, then declined further treatment due to fatigue Tumor response • Best overall response: stable disease with a 20% reduction from baseline T-cell response • Expansion of pre-existing CD8 T-cell against KRAS G12C KRAS G12C in ctDNA ctDNA kinetics • Drop in ctDNA correlates with 20% tumor reduction at week 8 by CT scan 37 37

S2

S2 (DL1): Increased Immune Infiltration, Including CD8+ T Cells, Observed in Post Treatment Biopsy

Baseline

On treatment


Full Panel
CD8
100µm
100µm
Full Panel
CD8
100µm
100µm


Baseline
On treatment
(8 weeks)
Percentage
8
6
4
2
0
CD8+
Population

Full panel analysis	
CD4	PD-L1
CD8a	CD68
CD45RO	Pan-Cytokeratin
Granzyme B	DAPI
FoxP3	

38

gritstone

S2 S2 (DL1): Good Clinical Response to Therapy with ctDNA Reduction and Minor Tumor Shrinkage on CT Scan Baseline Week 8 Week 16 Week 24 77 mm* 75 mm* 89 mm* 95 mm* (-19% relative to (-21% relative to (-6% relative to baseline) baseline) baseline) 39 39 *Sum of longest diameters of two target lesionsS2 S2 (DL1): Good Clinical Response to Therapy with ctDNA Reduction and Minor Tumor Shrinkage on CT Scan Baseline Week 8 Week 16 Week 24 77 mm* 75 mm* 89 mm* 95 mm* (-19% relative to (-21% relative to (-6% relative to baseline) baseline) baseline) 39 39 *Sum of longest diameters of two target lesions

S3

S3 (DL2): Sustained Clinical Benefit in Patient after Progression on Front-Line Pembrolizumab-Chemotherapy



55-year old male with NSCLC; *KRAS* G12C

Prior Therapy

Pembrolizumab +
Carboplatin/pemetrexed
(8 months, BOR = PD)


PD
Every 4 weeks over first 6 months
Weeks
0
4
28
Nivolumab
Ipilimumab

Clinical status

- 196+ days on study, clinically doing well

Tumor response

- Best overall response: stable disease with a 15% reduction from baseline at week 24 and 32

T-cell response

- Detection of CD8 T-cell against *KRAS* G12C following in vitro stimulation

ctDNA kinetics

- *KRAS* G12C mutation not detected at any timepoint


IVS ELISpot
SFU per 1e6 cells
5000
4000
3000
2000
1000
0
Vehicle
KRAS G12C Pool
LOD
2
Weeks post Prime

40

gritstone

SLATE Conclusions to Date • Data to dose level 4 show good SLATE tolerability with expected CPI-induced immune-related adverse events • RP2D at highest evaluated dose in Phase 1 (dose level 4) • Strong, consistent induction of CD8+ T cells to some neoantigens (TP53 mutations) which display features of immunodominance • Less consistent induction of CD8+ T cells to KRAS neoantigens which are less immunodominant • Evidence of clinical benefit and minor but sustained tumor shrinkage in multiple NSCLC patients with KRAS G12C mutations who had progressed on prior CPI therapy; no patients with TP53 mutations treated yet 41 41SLATE Conclusions to Date • Data to dose level 4 show good SLATE tolerability with expected CPI-induced immune-related adverse events • RP2D at highest evaluated dose in Phase 1 (dose level 4) • Strong, consistent induction of CD8+ T cells to some neoantigens (TP53 mutations) which display features of immunodominance • Less consistent induction of CD8+ T cells to KRAS neoantigens which are less immunodominant • Evidence of clinical benefit and minor but sustained tumor shrinkage in multiple NSCLC patients with KRAS G12C mutations who had progressed on prior CPI therapy; no patients with TP53 mutations treated yet 41 41

PHASE TWO STUDIES IN ADVANCED DISEASE Dr Andrew Allen 42PHASE TWO STUDIES IN ADVANCED DISEASE Dr Andrew Allen 42

GRANITE Phase 2 Begins 2H20: Pursue Colorectal Cancer Signal & Continue to Study Gastric Cancer

Strong Efficacy Signal with Single-Arm Trial if Multiple Responses Observed in MSS-CRC



Phase 1
Single-Arm Phase 2 Cohorts in Patients with Advanced Tumors
DL1
DL2
DL3
DL4
RP2D
MSS-CRC
Post FOLFOX/FOLFIRI
Single-arm trial; N~10
2H2020
Gastro-esophageal cancer (GEA)
2nd line post chemotherapy
Single-arm trial; N~10
2H20

DL = dose level

43

SLATE Phase 2 Begins 2H20 With Focus on Post-IO NSCLC

Pursue signals observed in dose escalation (KRAS^{mut} & TP53^{mut}) and optimize epitope cassette


Phase 1
Single-Arm Phase 2 Cohorts in Patients with Advanced Tumors
DL1
DL2
DL3
DL4
RP2D
P53 mutation+ tumors
• Ovarian Cancer
• Other
NSCLC post-IO/chemo
• Refractory
• Acquired resistance
Neoantigen Cassette v1
N= ~10 patients
2H2020
Neoantigen Cassette v1
N= ~10 patients
2H2020
Neoantigen Cassette v2
N= ~10 patients
1H2021

DL = dose level

44

gritstone

SLATE Optimization: Repeating Epitopes Within the Vaccine Antigen Cassette Strongly Increases Antigen-Specific T-cell Response Key issues are epitope competition and epitope immunodominance 1 2 3 4 5 6 7 gp100 9 10 11 12 13 14 15 16 17 18 Trp2 20 1x: 4x: gp100 2 Trp2 4 5 gp100 2 Trp2 4 5 gp100 2 Trp2 4 5 gp100 2 Trp2 4 5 10 ug SAM IM – 8e10 VP Splenocyte isolation B16/BL6 14 days IFN���� ELISpot 45 45SLATE Optimization: Repeating Epitopes Within the Vaccine Antigen Cassette Strongly Increases Antigen-Specific T-cell Response Key issues are epitope competition and epitope immunodominance 1 2 3 4 5 6 7 gp100 9 10 11 12 13 14 15 16 17 18 Trp2 20 1x: 4x: gp100 2 Trp2 4 5 gp100 2 Trp2 4 5 gp100 2 Trp2 4 5 gp100 2 Trp2 4 5 10 ug SAM IM – 8e10 VP Splenocyte isolation B16/BL6 14 days IFN���� ELISpot 45 45

Future Step: Assess Adjuvant Immunotherapy in Stage II/III NSCLC Adjuvant** Stage III*** Neoadjuvant* PACIFIC trial of durvalumab maintenance after Overall survival in NSCLC patients by disease stage at diagnosis chemoradiation for unresectable Stage III NSCLC IA IB IIA IIB IIIA Neoadjuvant nivolumab linked IIIB IV to 45% major pathologic response rate in 20 NSCLC patients with untreated resectable disease 46 46 *Forde et al (2018) NEJM; **Goldstraw et al (2016) JTO; ***Antonia et al (2018) NEJMFuture Step: Assess Adjuvant Immunotherapy in Stage II/III NSCLC Adjuvant** Stage III*** Neoadjuvant* PACIFIC trial of durvalumab maintenance after Overall survival in NSCLC patients by disease stage at diagnosis chemoradiation for unresectable Stage III NSCLC IA IB IIA IIB IIIA Neoadjuvant nivolumab linked IIIB IV to 45% major pathologic response rate in 20 NSCLC patients with untreated resectable disease 46 46 *Forde et al (2018) NEJM; **Goldstraw et al (2016) JTO; ***Antonia et al (2018) NEJM

CONCLUSIONS & COMPANY MILESTONES Dr Andrew Allen 47CONCLUSIONS & COMPANY MILESTONES Dr Andrew Allen 47

GRANITE & SLATE IMMUNOTHERAPY Demonstrating clear signals of efficacy – now driving into phase 2 trials to establish path to registration • Phase 1 trials with intensive translational medicine elements generating substantial insights – series of “N of 1” clinical trials informing program development • GRANITE is demonstrating clear signals of efficacy - At intensity/dose level 1, consistent & strong CD8+ T cell induction with evidence of disease control - At intensity/dose level 3, no disease progression in treated patients to date and clear clinical benefit emerging in patient with metastatic MSS-CRC - Intensity/dose level 4 patients (including MSS-CRC) underway now • GRANITE will advance rapidly into phase 2 single-arm cohorts in advanced MSS-CRC and gastric cancer (where CPI have low utility) • SLATE neoantigens sorting into immunodominant versus non-dominant classes – the former driving strong, consistent CD8+ T cell responses; the latter less consistently so - TP53 mutations (immunodominant, common in ovarian cancer) to be studied immediately using current SLATE neoantigen cassette in current clinical trial - KRAS mutations (non-dominant) to be studied in post-CPI NSCLC patients, using both current neoantigen cassette (building on clinical signals) and an optimized version 2 neoantigen cassette that increases T cell response to KRAS mutations in pre-clinical models 48 48GRANITE & SLATE IMMUNOTHERAPY Demonstrating clear signals of efficacy – now driving into phase 2 trials to establish path to registration • Phase 1 trials with intensive translational medicine elements generating substantial insights – series of “N of 1” clinical trials informing program development • GRANITE is demonstrating clear signals of efficacy - At intensity/dose level 1, consistent & strong CD8+ T cell induction with evidence of disease control - At intensity/dose level 3, no disease progression in treated patients to date and clear clinical benefit emerging in patient with metastatic MSS-CRC - Intensity/dose level 4 patients (including MSS-CRC) underway now • GRANITE will advance rapidly into phase 2 single-arm cohorts in advanced MSS-CRC and gastric cancer (where CPI have low utility) • SLATE neoantigens sorting into immunodominant versus non-dominant classes – the former driving strong, consistent CD8+ T cell responses; the latter less consistently so - TP53 mutations (immunodominant, common in ovarian cancer) to be studied immediately using current SLATE neoantigen cassette in current clinical trial - KRAS mutations (non-dominant) to be studied in post-CPI NSCLC patients, using both current neoantigen cassette (building on clinical signals) and an optimized version 2 neoantigen cassette that increases T cell response to KRAS mutations in pre-clinical models 48 48

GRTS: Sequential Data Readouts Over Next 18 Months Anticipated Milestones 2H20 1H21 2H21 1H22 GRANITE Phase 1 Dose Level 4 Data Bispecific Antibody DC Nomination mut mut SLATE Phase 2 TP53 & KRAS Cassette 1 Data GRANITE Phase 2 MSS-CRC Data GRANITE Phase 2 Gastric Cancer Data SLATE Phase 2 Post-IO NSCLC Cassette 2 Data 49GRTS: Sequential Data Readouts Over Next 18 Months Anticipated Milestones 2H20 1H21 2H21 1H22 GRANITE Phase 1 Dose Level 4 Data Bispecific Antibody DC Nomination mut mut SLATE Phase 2 TP53 & KRAS Cassette 1 Data GRANITE Phase 2 MSS-CRC Data GRANITE Phase 2 Gastric Cancer Data SLATE Phase 2 Post-IO NSCLC Cassette 2 Data 49

Acknowledgements • Patients and their families • GRANITE and SLATE Investigators, research nurses, study coordinators, and site staff • Gritstone Oncology staff supporting the study • Bristol-Myers Squibb for supply of nivolumab and ipilimumab 50 50Acknowledgements • Patients and their families • GRANITE and SLATE Investigators, research nurses, study coordinators, and site staff • Gritstone Oncology staff supporting the study • Bristol-Myers Squibb for supply of nivolumab and ipilimumab 50 50

Thank You 51Thank You 51